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                        COMCAST UK CABLE PARTNERS LIMITED
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                (Name of Registrant as Specified In Its Charter)

                                NTL INCORPORATED
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                          [NTL INCORPORATED LETTERHEAD]

                                                          For Immediate Release

                                  PRESS RELEASE

             NTL INCORPORATED AND COMCAST UK CABLE PARTNERS LIMITED
            ANNOUNCE THE CLOSING OF THE SALE OF COMCAST UK'S INTEREST
                               IN BIRMINGHAM CABLE

     New York, New York (October 28, 1998) - NTL Incorporated (Nasdaq: NTLI;
Easdaq: NTLI.ED) and Comcast UK Cable Partners Limited (Nasdaq: CMCAF) announced today that Comcast UK had completed the sale of its interest in Birmingham Cable Corporation Limited to Telewest Communications plc, pursuant to the agreement announced on August 17, 1998. Telewest paid (pound)127.5 million for Comcast UK's share in Birmingham Cable and for certain subordinated debt and fees owed by Birmingham Cable to Comcast UK. A further (pound)2.5 million is payable when the amalgamation between Comcast UK and an NTL subsidiary becomes effective.

     A shareholders' meeting with respect to the amalgamation is scheduled for Thursday, October 29, 1998 and it is anticipated that the amalgamation will take place shortly thereafter.

                                    ********

     For further information, contact: In the U.S.: John F. Gregg, Managing Director - Corporate Development, Michael A. Peterson, Director - Corporate Development, or Richard J. Lubasch, Senior Vice President - General Counsel, at
(212) 906-8440; in the U.K.: Bret Richter, Director - Corporate Development, at
(0171) 227-8700 or Alison Smith, Group Communications, at (01252) 402662; or via e-mail: investor_relations@NTLI.com.